                                                                Exhibit 10.73

                SUMMARY OF NAMED EXECUTIVES COMPENSATION FOR 2006

The  Registrant's   Board  of  Directors  approved  certain  components  of  the compensation  to be paid for the annual  period from March 16, 2006 to March 15,
2007  ("2006/2007  Compensation")  to the  Registrant's  executive  officers.  A summary of the compensation to be paid to the individuals who will be the "Named
Executives" whose  compensation will be disclosed in the Registrant's 2006 proxy statement is as follows:

Executive Officers:

1.   Edward J.  Pettinella - President and Chief  Executive  Officer.  While Mr.
     Pettinella has an Employment  Agreement that has previously been filed with the Securities and Exchange Commission, the following items of compensation were subject to the discretion of the  Compensation  Committee of the Board of Directors,  which has determined Mr. Pettinella's 2006/2007 Compensation to be as follows:

     Base Salary: $525,000 annually

     Incentive  Compensation:  A  bonus  factor  of 13 will  be  applied  to Mr.
     Pettinella's   2006/2007  base  salary  to  determine  his  2006  incentive compensation (payable in 2007) pursuant to the Incentive Compensation Plan.
     Payment of 100% of Mr. Pettinella's incentive compensation is completely in the discretion of the Compensation Committee.

     Restricted Stock: To be determined.

     Stock Options: To be determined.

2.   David P. Gardner - Chief Financial Officer and Executive Vice President.

     Base Salary: $288,000 annually

     Incentive  Compensation:  A  bonus  factor  of 9  will  be  applied  to Mr.
     Gardner's 2006/2007 base salary pursuant to the Incentive Compensation Plan to determine his 2006 incentive  compensation  payable in 2007.  Payment of
     50% of Mr.  Gardner's  incentive  compensation  is within the discretion of other members of senior management.

     Restricted Stock: To be determined.

     Stock Options: To be determined.

3.   Ann M. McCormick - General Counsel, Executive Vice President and Secretary.

     Base Salary: $260,400 annually

     Incentive  Compensation:  A  bonus  factor  of 9 will  be  applied  to Mrs.
     McCormick's  2006/2007 base salary  pursuant to the Incentive  Compensation
     Plan to determine her 2006 incentive  compensation payable in 2007. Payment of 50% of Mrs. McCormick's incentive  compensation is within the discretion of other members of senior management.

     Restricted Stock: To be determined.

     Stock Options: To be determined.

4.   Scott A. Doyle - Senior Vice President.

     Base Salary: $240,000 annually

     Incentive Compensation:  A bonus factor of 7 will be applied to Mr. Doyle's
     2006/2007  base  salary  pursuant  to the  Incentive  Compensation  Plan to determine his 2006 incentive  compensation  payable in 2007. Payment of 50%
     of Mr.  Doyle's  incentive  compensation  is within the discretion of other members of senior management.

     Restricted Stock: To be determined.

     Stock Options: To be determined.

5.   John E. Smith - Senior Vice President

     Base Salary: $225,000 annually

     Incentive Compensation:  A bonus factor of 7 will be applied to Mr. Smith's
     2006/2007  base  salary  pursuant  to the  Incentive  Compensation  Plan to determine his 2006 incentive  compensation  payable in 2007. Payment of 50%
     of Mr.  Smith's  incentive  compensation  is within the discretion of other members of senior management.

     Restricted Stock: To be determined.

     Stock Options: To be determined.

Other Employees:

1.   Nelson B.  Leenhouts  - Senior  Advisor,  and,  prior to  January  1, 2004,
     President.  Mr. Leenhouts' compensation for 2006 will be as set forth in an
     Employment Agreement that has previously been filed with the Securities and
     Exchange Commission.

2.   Norman  P.  Leenhouts  - Senior  Advisor,  and,  prior to  January  1, 2004
     Chairman.  Mr. Leenhouts'  compensation for 2006 will be as set forth in an
     Employment Agreement that has previously been filed with the Securities and
     Exchange Commission.